                                                                    EXHIBIT 99.1

================================================================================



                                BTI TELECOM CORP.


                                       and
                      U.S. BANK TRUST NATIONAL ASSOCIATION
          (SUCCESSOR TO FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION),
                                   as Trustee

                          First Supplemental Indenture

                          Dated as of October 26, 2001




================================================================================

     FIRST SUPPLEMENTAL INDENTURE, dated as of October 26, 2001 (the "First Supplemental Indenture"), between BTI TELECOM CORP., a corporation duly organized and existing under the laws of the state of North Carolina (the "Company"), and U.S. BANK TRUST NATIONAL ASSOCIATION (formerly known as First Trust of New York, National Association), a national banking association duly incorporated and existing under the laws of the United States of America, as Trustee under the Indenture referred to below (the "Trustee").

                                   WITNESSETH:

     WHEREAS the Company has heretofore executed and delivered to the Trustee an indenture dated as of September 22, 1997 (the "Original Indenture" and together with the First Supplemental Indenture, the "Indenture"), pursuant to which the Company issued its 10 1/2% Senior Notes due 2007 (the "Notes") in the aggregate principal amount of $250,000,000; and

     WHEREAS, Section 9.02 of the Original Indenture provides, among other things, that the Company, when authorized by its Board of Directors, and the Trustee may amend the Original Indenture with the written consent of the holders of a majority in principal amount of the Notes then outstanding (the "Requisite Consents") as calculated pursuant to Section 2.10 of the Original Indenture; and

     WHEREAS, the Company has obtained the Requisite Consents from the Holders to amend certain provisions of the Original Indenture on the terms hereinafter provided; and

     WHEREAS, the execution and delivery by the Company of this First Supplemental Indenture have been duly authorized by the Board of Directors of the Company by appropriate resolutions of said Board of Directors;

     NOW, THEREFORE, THIS FIRST SUPPLEMENTAL INDENTURE WITNESSETH:

                                   ARTICLE ONE

                                  DEFINITIONS.

     Except to the extent such terms are otherwise defined in this First Supplemental Indenture or the context clearly requires otherwise, the use of terms and expressions herein is in accordance with the definitions, uses and constructions contained in the Original Indenture.

                                   ARTICLE TWO

                                   AMENDMENTS.

     Section 201. Amendments. Subject to the execution and delivery hereof by
                  ----------
the parties hereto, but effective as of the date hereof, the Indenture is hereby amended as follows:

     (a) The definitions in Section 1.01 of the Original Indenture for the following terms are deleted in their entirety: "Acquired Assets," "Adjusted Consolidated Net Income," "Asset Sale," "Average Life," "Change of Control," "Consolidated EBITDA," "Consolidated Interest Expense," "Consolidated Leverage Ratio," "Consolidated Net Worth," "Credit Facilities," "Excess Proceeds," "Guaranteed Indebtedness," "Net Cash Proceeds," "Permitted Investment," "Permitted Liens," "Restricted Payments," "Strategic Subordinated Indebtedness," "Subsidiary Guarantee," "Telecommunications Business," "Temporary Cash Investment," and "Wholly Owned."

     (b) The definition of "Fair Market Value" is hereby amended to read in its entirety as follows:

          "Fair Market Value" means the price that would be paid in an arm's-length transaction between an informed and willing seller under no compulsion to sell and an informed and willing buyer under no compulsion to buy, as determined in good faith by the Board of Directors, whose determination shall be conclusive if evidenced by a Board Resolution.

               (c) The definition of "Investment" is hereby amended to read in its entirety as follows:


               "Investment" in any Person means any direct or indirect advance, loan or other extension of credit (including, without limitation, by way of Guarantee or similar arrangement; but excluding advances to customers in the ordinary course of business that are, in conformity with GAAP, recorded as accounts receivable on the balance sheet of the Company or its Restricted Subsidiaries) or capital contribution to (by means of any transfer of cash or other property to others or any payment for property or services for the account or use of others), or any purchase or acquisition of Capital Stock, bonds, notes, debentures or other similar instruments issued by, such Person and shall include
          (i) the designation of a Restricted Subsidiary as an Unrestricted Subsidiary and (ii) the Fair Market Value of the Capital Stock (or any other Investment), held by the Company or any of its Restricted Subsidiaries, of (or in) any Person that has ceased to be a Restricted Subsidiary. For purposes of the definition of "Unrestricted Subsidiary", (i) "Investment" shall include the Fair Market Value of the assets (net of liabilities (other than liabilities to the Company or any of its Subsidiaries)) of any Restricted Subsidiary at the time that such Restricted Subsidiary is designated an Unrestricted Subsidiary, (ii) the Fair Market Value of the assets (net of liabilities (other than liabilities to the Company or any of its Subsidiaries)) of any Unrestricted Subsidiary at the time that such Unrestricted Subsidiary is designated a Restricted Subsidiary shall be considered a reduction in outstanding Investments and (iii) any property transferred to or from any Person shall be valued at its Fair Market Value at the time of such transfer.

               (d) The definition of "Redeemable Stock" is hereby amended to read in its entirety as follows:

               "Redeemable Stock" means any class or series of Capital Stock of any Person that by its terms or otherwise is (i) required to be redeemed prior to the Stated Maturity of the Notes, (ii) redeemable at the option of the holder of such class or series of Capital Stock at any time prior to the Stated Maturity of the Notes or (iii) convertible into or exchangeable for Capital Stock referred to in clause (i) or (ii) above or Indebtedness having a scheduled maturity prior to the Stated Maturity of the Notes.

               (e) The definition of "Unrestricted Subsidiary" is hereby amended to read in its entirety as follows:

               "Unrestricted Subsidiary" means (i) any Subsidiary of the Company that at the time of determination shall be designated an Unrestricted Subsidiary by the Board of Directors in the manner provided below and
          (ii) any Subsidiary of an Unrestricted Subsidiary. The Board of Directors may designate any Restricted Subsidiary (including any newly acquired or newly formed Subsidiary of the Company) to be an Unrestricted Subsidiary unless such Subsidiary owns any Capital Stock of, or owns or holds any Lien on any property of, the Company or any Restricted Subsidiary; provided that the Subsidiary to be so designated has total assets of $1,000 or less. The Board of Directors may designate any Unrestricted Subsidiary to be a Restricted Subsidiary; provided that (i) no Default or Event of Default shall have occurred and be continuing at the time of or after giving effect to such designation and (ii) all Liens and Indebtedness of such Unrestricted Subsidiary outstanding immediately after such designation would, if Incurred at such time, have been permitted to be Incurred for all purposes of this Indenture. Any such designation by the Board of Directors shall be evidenced to the Trustee by promptly filing with the Trustee a copy of the Board Resolution giving effect to such designation and an Officers' Certificate certifying that such designation complied with the foregoing provisions.

               (f)  Sections 4.03, 4.04, 4.05, 4.06, 4.07, 4.08, 4.09, 4.10,
4.11, 4.12, 4.13, 4.14, 4.16, 4.17, 4.19, 5.01 and 5.02 of the Original
Indenture, and all cross-references within the Original Indenture to such Sections, are deleted in their entirety.

               (g) Section 6.01 of the Original Indenture is hereby amended to read in its entirety as follows:

               "SECTION 6.01. Events of Default. An "Event of Default" shall occur with respect to the Notes if:
                    (a) the Company defaults in the payment of principal of (or premium, if any, on) any Note when the same becomes due and payable at maturity, upon acceleration, redemption or otherwise;
                    (b) the Company defaults in the payment of interest on any Note when the same becomes due and payable, which defaults continue for a period of 30 days; provided that a failure to make any of the first six scheduled interest payments on the Notes on the applicable Interest Payment Date will constitute an Event of Default with no grace or cure period;
                    (c)  the Company defaults in the performance or breaches
         Section 3.01(c), or the failure to make or consummate an Offer to Purchase in accordance with Section 4.20;
                    (d)  the Company defaults in the performance or breaches
         Section 4.02 or Section 4.15 or any other covenant or agreement of the Company in this Indenture or under the Notes relating to certain of the Company's obligations to the Trustee (other than a default specified in clause (a), (b) or (c) above), which default or breach continues for a period of 30 consecutive days after written notice by the Trustee or the Holders of at least 25% in aggregate principal amount of the Notes then outstanding;
                    (e) a court having jurisdiction in the premises enters a decree or order for (A) relief in respect of the Company or any Significant Subsidiary in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect,
         (B) appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Company or any Significant Subsidiary or for all or substantially all of the property and assets of the Company or any Significant Subsidiary or (C) the winding up or liquidation of the affairs of the Company or any Significant Subsidiary and, in each case, such decree or order shall remain unstayed and in effect for a period of 60 consecutive days;
                    (f) the Company or any Significant Subsidiary (A) commences a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consents to the entry of an order for relief in an involuntary case under any such law, (B) consents to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Company or any Significant Subsidiary or for all or substantially all of the property and assets of the Company or any Significant Subsidiary or (C) effects any general assignment for the benefit of creditors; or
                    (g) the Pledge Agreement shall cease to be in full force and effect or enforceable in accordance with its terms, other than in accordance with its terms."

                    (h) The lead-in paragraph of Section 8.03 of the Original Indenture is hereby amended to read in its entirety as follows:

                    "SECTION 8.03. Defeasance of Certain Obligations. The Company may omit to comply with any term, provision or condition set forth in Section 4.15 and clause (d) of Section 6.01 with respect to
          Section 4.15 shall be deemed not to be an Event of Default with respect to the outstanding Notes if:"

                    (i) Exhibit A of the Original Indenture is hereby amended to read in its entirety as set forth in Exhibit A attached hereto.

          Section 202. Terms of Notes. The terms of the $250,000,000
                       --------------
of Notes authorized pursuant and issued under the Original Indenture include the terms in this First Supplemental Indenture and the Indenture as amended thereby. The Notes are subject to all such terms and the Holders are referred to the Indenture for a statement of all such terms. To the extent permitted by applicable law, in the event of any inconsistency between the terms of the Notes and the terms of the Indenture, the terms of the Indenture as amended hereby shall control.

                                    ARTICLE 3

                                 EFFECTIVENESS.

                  This First Supplemental Indenture shall become a binding agreement between the parties hereto when executed by the parties hereto. The amendments set forth in Article 2 shall become effective only upon the acceptance of the Notes for purchase pursuant to the terms of the offer (the "Tender Offer") to purchase the Notes for cash by Welsh, Carson, Anderson & Stowe VIII, L.P., a Delaware limited partnership, and BTI Investors LLC, a Delaware limited liability company, and as set forth in the Offer to Purchase and Consent Solicitation Statement dated October 12, 2001, as it may be amended or supplemented.

                                  ARTICLE FOUR

                                 MISCELLANEOUS.

                  Section 401.  Execution as Supplemental Indenture. This First
                                -----------------------------------
Supplemental Indenture is executed and shall be construed as an indenture supplemental to the Original Indenture and, as provided in the Original Indenture, this First Supplemental Indenture forms a part thereof.

                  Section 402.  Conflict With Trust Indenture Act. If any
                                ---------------------------------
provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this First Supplemental Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

                  Section 403.  Effect of Headings.  The Article and Section
                                ------------------
headings herein are for convenience only and shall not affect the construction hereof.

                  Section 404.  Successors and Assigns.  All covenants and
                                ----------------------
agreements in the Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

                  Section 405.  Separability Clause.  In case any provision in
                                -------------------
this First Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  Section 406.  Benefits of First Supplemental Indenture.
                                ----------------------------------------
Nothing in this First Supplemental Indenture or in the Notes, express or implied, shall give to any person, other than the parties hereto and their successors hereunder and the holders, any benefit or any legal or equitable right, remedy or claim under this First Supplemental Indenture.

                  Section 407.  Governing Law. This First Supplemental Indenture
                                -------------
and each Note shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be governed by and construed in accordance with the laws of said State.

                  Section 408.  Execution and Counterparts. This First
                                --------------------------
Supplemental Indenture may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

             IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed, and their respective seals to be hereunto affixed and attested, all as of the day and year first above written.


                                         BTI TELECOM CORP.



                                         By Brian K. Branson
                                           -----------------------------------
                                            Name: Brian K. Branson
                                            Title: Chief Financial Officer

Attest

  /s/ Anthony M. Copeland
-------------------------------
Name: Anthony M. Copeland
Title: EVP/General Counsel

                                         U.S. BANK TRUST NATIONAL
                                         ASSOCIATION, as Trustee



                                         By  Adam Berman
                                           -----------------------------------
                                            Name: Adam Berman
                                            Title: Trust Officer

Attest:

  /s/ David J. Kolibachuk
-------------------------------
Name: David J. Kolibachuk
Title: Vice President

                                                                       EXHIBIT A

                                 [FACE OF NOTE]
                                BTI TELECOM CORP.
                          10 1/2% Senior Note due 2007


                                                     [CUSIP] [CINS] [__________]
No.                                                                 $
                                                                     -----------

           BTI TELECOM CORP., a North Carolina corporation (the "Company", which term includes any successor under the Indenture hereinafter referred to), for value received, promises to pay to _____________, or its registered assigns, the principal sum of ____________ ($____) on September 15, 2007.

           Interest Payment Dates: March 15 and September 15.
           Regular Record Dates:   March 1 and September 1.

           Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

           IN WITNESS WHEREOF, the Company has caused this Note to be signed manually or by facsimile by its duly authorized officers.
Date:

                                           BTI TELECOM CORP.
                                           By:
                                              ---------------------------------
                                                Name:
                                                Title:


                                           By:
                                              ---------------------------------
                                                Name:
                                                Title:


                       (Trustee's Certificate of Authentication)

           This is one of the 10 1/2% Senior Notes due 2007 described in the within-mentioned Indenture.

                                          U.S. BANK TRUST NATIONAL ASSOCIATION,
                                          as Trustee

                                          By:
                                             ----------------------------------
                                                Authorized Signatory

                             [REVERSE SIDE OF NOTE]
                                BTI TELECOM CORP.
                          10 1/2% Senior Note due 2007

1.  Principal and Interest.
           The Company will pay the principal of this Note on September 15, 2007.

           The Company promises to pay interest on the principal amount of this Note on each Interest Payment Date, as set forth below, at the rate per annum shown above.

           Interest will be payable semiannually (to the holders of record of the Notes at the close of business on the March 1 or September 1 immediately preceding the Interest Payment Date) on each Interest Payment Date, commencing March 15, 1998.

           Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from September 22, 1997; provided that, if there is no existing default in the payment of interest and this Note is authenticated between a Regular Record Date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such Interest Payment Date. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

           The Company shall pay interest on overdue principal and premium, if any, and interest on overdue installments of interest, to the extent lawful, at a rate per annum that is 2% in excess of the rate otherwise payable.

2.  Method of Payment.
           The Company will pay interest (except defaulted interest) on the principal amount of the Notes as provided above on each March 15 and September 15 commencing March 15, 1998 to the persons who are Holders (as reflected in the Security Register at the close of business on the March 1 or September 1 immediately preceding the Interest Payment Date), in each case, even if the Note is cancelled on registration of transfer or registration of exchange after such record date; provided that, with respect to the payment of principal, the Company will make payment to the Holder that surrenders this Note to a Paying Agent on or after September 15, 2007.

           The Company will pay principal, premium, if any, and as provided above, interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. However, the Company may pay principal, premium, if any, and interest by its check payable in such money. It may mail an interest check to a Holder's registered address (as reflected in the Security Register). If a payment date is a date other than a Business Day at a place of payment, payment may be made at that place on the next succeeding day that is a Business Day and no interest shall accrue for the intervening period.

3.  Paying Agent and Registrar.
           Initially, the Trustee will act as authenticating agent, Paying Agent and Registrar. The Company may change any authenticating agent, Paying Agent or Registrar without notice. The Company, any Subsidiary or any Affiliate of any of them may act as Paying Agent, Registrar or co-Registrar.

4.  Indenture; Limitations.
               The Company issued the Notes under an Indenture dated as of September 22, 1997 (the "Original Indenture"), among BTI Telecom, BTI and First Trust of New York, National Association, trustee (the "Trustee"), as amended by the First Supplemental Indenture dated as of October 26, 2001 (the "First Supplemental Indenture" and together with the Original Indenture, the "Indenture") between the Company and the Trustee. Capitalized terms herein are used as defined in the Indenture unless otherwise indicated. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act. The Notes are subject to all such terms, and Holders are referred to the Indenture and the Trust Indenture Act for a statement of all such terms. To the extent permitted by applicable law, in the event of any inconsistency between the terms of this Note and the terms of the Indenture, the terms of the Indenture shall control.

               The Notes are general obligations of the Company.

5.  Optional Redemption.
The Notes will be redeemable, at the Company's option, in whole or in part, at any time or from time to time, on or after September 15, 2002 and prior to maturity, upon not less than 30 nor more than 60 days' prior notice mailed by first class mail to each Holder's last address, as it appears in the Security Register, at the following Redemption Prices (expressed in percentages of principal amount), plus accrued and unpaid interest to the Redemption Date (subject to the right of Holders of record on the relevant Regular Record Date that is prior to the Redemption Date to receive interest due on an Interest Payment Date), if redeemed during the 12-month period commencing September 15, of the years set forth below:

                           Year                           Redemption
                                                          Price
                           2002 ......................    105.250%
                           2003 ......................    102.625%
                           2004 and thereafter .......    100.000%

               At any time prior to September 15, 2000, the Company may redeem up to 35% of the aggregate principal amount of the Notes from the proceeds of one or more Public Equity Offerings following which a Public Market occurs, at any time or from time to time in part, at a Redemption Price (expressed as a percentage of principal amount) of 110.50%, plus accrued interest to the Redemption Date (subject to the rights of Holders of record on the relevant Regular Record Date that is prior to the Redemption Date to receive interest due on an Interest Payment Date); provided that after any such redemption at least $162.5 million aggregate principal amount of Notes remains outstanding.

               Notes in original denominations larger than $1,000 may be redeemed in part. On and after the Redemption Date, interest ceases to accrue on Notes or portions of Notes called for redemption, unless the Company defaults in the payment of the Redemption Price.

6.  Denominations; Transfer; Exchange.
               The Notes are in registered form without coupons in denominations of $1,000 of principal amount and multiples of $1,000 in excess thereof. A Holder may register the transfer or exchange of Notes in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not register the transfer or exchange of any Notes selected for redemption. Also, it need not register the transfer or exchange of any Notes for a period of 15 days before the day of mailing of a notice of redemption of Notes selected for redemption.

7.  Persons Deemed Owners.
               A Holder shall be treated as the owner of a Note for all purposes.

8.  Unclaimed Money.
               If money for the payment of principal, premium, if any, or interest remains unclaimed for two years, the Trustee and the Paying Agent will pay the money back to the Company at its written request. After that, Holders entitled to the money must look to the Company for payment, unless an abandoned property law designates another Person, and all liability of the Trustee and such Paying Agent with respect to such money shall cease.

9.  Discharge Prior to Redemption or Maturity.
               If the Company deposits with the Trustee money or U.S. Government Obligations sufficient to pay the then outstanding principal of, premium, if any, and accrued interest on the Notes (a) to redemption or maturity, the Company will be discharged from the Indenture and the Notes, except in certain circumstances for certain sections thereof, and (b) to the Stated Maturity, the Company will be discharged from certain covenants set forth in the Indenture.

10. Amendment; Supplement; Waiver.
               Subject to certain exceptions, the Indenture or the Notes may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the Notes then outstanding, and any existing default or compliance with any provision may be waived with the consent of the Holders of at least a majority in principal amount of the Notes then outstanding. Without notice to or the consent of any Holder, the parties thereto may amend or supplement the Indenture or the Notes to, among other things, cure any ambiguity, defect or inconsistency and make any change that does not materially and adversely affect the rights of any Holder.

11.  Successor Persons.
               When a successor person or other entity assumes all the obligations of its predecessor under the Notes and the Indenture, the predecessor person will be released from those obligations.

12. Defaults and Remedies.
                  The following events constitute "Events of Default" under the
Indenture: (a) default in the payment of principal of (or premium, if any, on) any Note when the same becomes due and payable at maturity, upon acceleration, redemption or otherwise; (b) default in the payment of interest on any Note when the same becomes due and payable, and such default continues for a period of 30 days; provided that a failure to make any of the first six scheduled interest payments on the Notes on the applicable Interest Payment Date will constitute an Event of Default with no grace or cure period; (c) default in the performance or breach of Section 3.01(c) of the Indenture or the failure to make or consummate an Offer to Purchase in accordance with Section 4.20 of the Indenture; (d) default in the performance of or breach of Section 4.02 or Section 4.15 or any other covenant or agreement of the Company in the Indenture or under the Notes relating to certain of the Company's obligations to the Trustee (other than a default specified in clause (a), (b) or (c) above), and such default or breach continues for a period of 30 consecutive days after written notice by the Trustee or the Holders of at least 25% in aggregate principal amount of the Notes then outstanding; (e) a court having jurisdiction in the premises enters a decree or order for (A) relief in respect of the Company or any Significant Subsidiary in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, (B) appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Company or any Significant Subsidiary or for all or substantially all of the property and assets of the Company or any Significant Subsidiary or (C) the winding up or liquidation of the affairs of the Company or any Significant Subsidiary and, in each case, such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; (f) the Company or any Significant Subsidiary (A) commences a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consents to the entry of an order for relief in an involuntary case under any such law, (B) consents to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Company or any Significant Subsidiary or for all or substantially all of the property and assets of the Company or any Significant Subsidiary or (C) effects any general assignment for the benefit of creditors; or (g) the Pledge Agreement shall cease to be in full force and effect or enforceable in accordance with its terms, other than in accordance with its terms.

               If an Event of Default, as defined in the Indenture, occurs and is continuing, the Trustee may, and at the direction of the Holders of at least 25% in aggregate principal amount of the Notes then outstanding shall, declare all the Notes to be due and payable. If a bankruptcy or insolvency default with respect to the Company occurs and is continuing, the Notes automatically become due and payable. Holders may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Notes. Subject to certain limitations, Holders of at least a majority in principal amount of the Notes then outstanding may direct the Trustee in its exercise of any trust or power.

13.  Collateral.
               The payment of principal, interest and premium on the Notes will be secured by the Pledged Securities, in accordance with the provisions of the Pledge Agreement, until the first six scheduled interest payments on the Notes are made. Once the first six scheduled interest payments are made, the Notes will be unsecured.

14.  Trustee Dealings with Company.
         The Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from and perform services for the Company or its Affiliates and may otherwise deal with the Company or its Affiliates as if it were not the Trustee.

15.  No Recourse Against Others.
         No incorporator or any past, present or future partner, stockholder, other equity holder, officer, director, employee or controlling person as such, of the Company or of any successor Person shall have any liability for any obligations of the Company under the Pledge Agreement, the Notes or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

16.  Authentication.
         This Note shall not be valid until the Trustee or authenticating agent signs the certificate of authentication on the other side of this Note.

17.  Abbreviations.
         Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian) and U/G/M/A (= Uniform Gifts to Minors
Act).

         The Company will furnish a copy of the Indenture to any Holder upon written request and without charge. Requests may be made to BTI Telecom Corp., BTI Corporate Center, 4300 Six Forks Road, Raleigh, North Carolina 27609;
Attention: Chief Financial Officer.

                            [FORM OF TRANSFER NOTICE]

         FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.
________________________________

________________________________
________________________________
________________________________
(Please print or typewrite name and address including zip code of assignee)

the within Note and all rights thereunder, hereby irrevocably constituting and appointing _____________________ attorney to transfer said Note on the books of the Company with full power of substitution in the premises.

                     [THE FOLLOWING PROVISION TO BE INCLUDED
                     ON ALL NOTES OTHER THAN EXCHANGE NOTES,
                       PERMANENT OFFSHORE GLOBAL NOTES AND
                       PERMANENT OFFSHORE PHYSICAL NOTES]

         In connection with any transfer of this Note occurring prior to the date which is the earlier of (i) the date the Shelf Registration Statement is declared effective or (ii) September 22, 1999, the undersigned confirms that without utilizing any general solicitation or general advertising that:

                                   [Check One]
[_] (a) this Note is being transferred in compliance with the exemption from registration under the Securities Act of 1933 provided by Rule 144A thereunder. or

[_] (b) this Note is being transferred other than in accordance with (a) above and documents are being furnished which comply with the conditions of transfer set forth in this Note and the Indenture.

         If none of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Note in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 2.08 of the Indenture shall have been satisfied.

Date: _________________________         ________________________________________
                                        NOTICE: The signature to this
                                        assignment must correspond with the
                                        name as written upon the face of the
                                        within-mentioned instrument in every
                                        particular, without alteration or any
                                        change whatsoever.

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

         The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933 and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:_________________________     ____________________________________
                                    NOTICE:  To be executed by an
                                             executive officer

                       OPTION OF HOLDER TO ELECT PURCHASE

         If you wish to have this Note purchased by the Company pursuant to
Section 4.20 of the Indenture, check the Box: [_]

         If you wish to have a portion of this Note purchased by the Company pursuant to Section 4.20 of the Indenture, state the amount: $________________.

Date: _________________

Your Signature: ________________________________________________________________
                (Sign exactly as your name appears on the other side of this Note)

Signature Guarantee:  ______________________________